ING EQUITY TRUST
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Choice Fund
Supplement dated March 14, 2007
to the Class A, Class B, Class C and Class M Prospectus,
the Class I and Class Q Prospectus
and the Class A, Class B, Class C, Class I, Class M, Class O
and Class Q Statement of Additional Information
each dated September 30, 2006
     On November 9, 2006, the Board of Trustees of ING Equity Trust approved a proposal to reorganize each “Disappearing Fund” into the following “Surviving Fund” (each a “Reorganization,” and collectively, the “Reorganizations”):

Disappearing Fund	Surviving Fund
ING MidCap Value Fund	ING Value Choice Fund
ING SmallCap Value Fund
     Each proposed Reorganization is subject to approval by shareholders of each Disappearing Fund. If shareholder approval is obtained at a Special Meeting of Shareholders that is currently scheduled for April 26, 2007, it is expected that each Reorganization shall close on May 12, 2007, or such other date as the parties to the Reorganizations may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders will be notified if a Reorganization is not approved.
     If a Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of a Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of a Reorganization shall be waived until thirty (30) days following the Closing Date.
     This Supplement supersedes the Supplements dated November 9, 2006 and March 9, 2007.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.